Exhibit 10.2G
Attachment to Letter Agreement
No. AAL-PA-1980-LA-04205
GE90-115BL Engines

MODEL 777-300ER PERFORMANCE GUARANTEES
FOR AMERICAN AIRLINES, INC.

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	SOUND LEVELS

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

P.A. No. 1980
AERO-B-BBA4-M11-0157	SS10-0587
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-1980-LA-04205
GE90-115BL Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2	FLIGHT PERFORMANCE

2.1	Takeoff

The FAA approved takeoff field length at a gross weight at the start of the ground roll of 775,000 pounds, at a temperature of 30°C, at a sea level altitude, with an alternate forward center of gravity limit of 20 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be more than the following guarantee value:
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2.2	Landing

The FAA approved landing field length at a gross weight of 554,000 pounds and at a sea level altitude, shall not be more than the following guarantee value:
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of 7,458 nautical miles in still air (representative of a Chicago to Hong Kong route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

P.A. No. 1980
AERO-B-BBA4-M11-0157	SS10-0587
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-1980-LA-04205
GE90-115BL Engines

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 262 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 262 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

P.A. No. 1980
AERO-B-BBA4-M11-0157	SS10-0587
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-1980-LA-04205
GE90-115BL Engines

Cruise:	The Aircraft cruises at 0.84 Mach number.

The initial cruise altitude is 28,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 28 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1980
AERO-B-BBA4-M11-0157	SS10-0587
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-1980-LA-04205
GE90-115BL Engines

Takeoff and Climbout Maneuver:
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Approach and Landing Maneuver:
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Taxi-In (shall be consumed from the reserve
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2.3.2	Mission Block Fuel

The block fuel for a stage length of 7,458 nautical miles in still air (representative of a Chicago to Hong Kong route) with a 69,360 pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL: [CONFIDENTIAL PORTION TOLERANCE: OMITTED AND FILED GUARANTEE: SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1980
AERO-B-BBA4-M11-0157	SS10-0587
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-1980-LA-04205
GE90-115BL Engines

Conditions and operating rules are the same as Paragraph 2.3.1 except as follows:

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

The takeoff gross weight is not limited by the airport conditions.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 262 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the initial cruise altitude.

Cruise:	The initial cruise altitude is 30,000 feet.
A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Operational Empty Weight, OEW (Paragraph 2.3.4): [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1980
AERO-B-BBA4-M11-0157	SS10-0587
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-1980-LA-04205
GE90-115BL Engines

Taxi-Out:
Fuel 1,050 Pounds

Takeoff and Climbout Maneuver:
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Approach and Landing Maneuver:
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Taxi-In (shall be consumed from the reserve fuel):
Fuel 350 Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2.3.3	Operational Empty Weight Basis

The Manufacturer’s Empty Weight (MEW) derived in Paragraph 2.3.4 is the basis for the mission guarantees of Paragraphs 2.3.1 and 2.3.2.

P.A. No. 1980
AERO-B-BBA4-M11-0157	SS10-0587
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-1980-LA-04205
GE90-115BL Engines

2.3.4	777-300ER Weight Summary — American Airlines
Standard Model Specification MEW
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] American Airlines:
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
American Airlines Manufacturer’s Empty Weight (MEW)
  Standard and Operational Items Allowance
    (Paragraph 2.3.5)
American Airlines Operational Empty Weight (OEW)

	Quantity	Pounds	Pounds
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1980
AERO-B-BBA4-M11-0157		SS10-0587
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-1980-LA-04205
GE90-115BL Engines

2.3.5	Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds
Standard Items Allowance

Unusable Fuel
Oil
Oxygen Equipment
Passenger Portable
Miscellaneous Equipment
First Aid Kits
Crash Axe
Megaphones
Flashlights
Smoke Goggles
Smoke Hoods
Fire Gloves
Galley Structure & Fixed Inserts
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Operational Items Allowance

Crew and Crew Baggage
Flight Crew (Inc. Baggage)
Cabin Crew (Inc. Baggage)
Flight Crew Briefcase
Catering Allowance: Pacific Meal Service
First Class
Business Class
Economy Class
Passenger Service Equipment
Potable Water .
Waste Tank Disinfectant
Emergency Equipment (Incl. Overwater Equip.)
Slide Rafts
Life Vests
Locator Transmitter
Cargo System
Containers
Total Standard and Operational Items Allowance

P.A. No. 1980
AERO-B-BBA4-M11-0157		SS10-0587
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-1980-LA-04205
GE90-115BL Engines

3	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification TBD plus one percent.

4	SOUND LEVELS

4.1	Community Sound Levels

4.1.1	Certification

The Aircraft shall be certified in accordance with the requirements of 14CFR Part 36, Stage 4 and ICAO Annex 16, Volume 1, Chapter 4.

4.2	Interior Sound Levels in Flight
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1980
AERO-B-BBA4-M11-0157		SS10-0587
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-1980-LA-04205
GE90-115BL Engines

4.3	Ramp Sound Levels

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

5	AIRCRAFT CONFIGURATION

5.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2	The guarantee payload of Paragraph 2.3.1 will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:
(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.
(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.
6	GUARANTEE CONDITIONS

6.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

6.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 777-300ER Certification Basis regulations specified in the Type Certificate Data Sheet T00001SE, dated March 16, 2004.

6.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law,

P.A. No. 1980
AERO-B-BBA4-M11-0157		SS10-0587
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-1980-LA-04205
GE90-115BL Engines

governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 4.1 or 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

6.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantee are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 235 mph tires, with anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

6.5	The climb, cruise and descent portions of the mission guarantee include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 212 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.6 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 10,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 50 percent). The APU is turned off unless otherwise specified.

6.6	The climb, cruise and descent portions of the mission guarantee are based on an Aircraft center of gravity location of 30 percent of the mean aerodynamic chord.

6.7	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.7 pounds per U.S. gallon.

6.8	Sound pressure levels are measured in decibels (dB) referred to the standard reference pressure of 20 micro Pascals per ISO 1683-

P.A. No. 1980
AERO-B-BBA4-M11-0157		SS10-0587
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-1980-LA-04205
GE90-115BL Engines

1983 (E). Noise data shall be acquired and reduced at preferred one-third octave band frequencies given in ISO 266-1997(E), for the 24 bands with center frequencies of 50 Hz to 10,000 Hz, inclusively. Octave band sound pressure levels (OBSPL) at the eight center band frequencies defined in ISO 266-1997(E) from 63 Hz to 8,000 Hz, inclusively, are determined from the appropriate one-third octave band sound pressure levels per section 6 of ISO 5129-20001(E). A-weighted (dBA) sound levels are defined in Section 6 of ISO 5129-2001(E). The one-third octave band sound pressure levels are weighted per Section 5.4 of IEC 61672-1 to represent typical human ear response.
6.9	The guarantee for interior sound levels in flight pertains to normal operation of an Aircraft in cruise during straight and level flight at an altitude of 35,000 feet and 0.84 Mach number. The Aircraft shall have a complete interior installation including standard thermal/acoustic insulation, all lining and partition panels, a full ship set of fabric upholstered seats and floor covering in the passenger cabin and flight deck consisting of a carpet. All BFE operable equipment, including in-flight entertainment systems, shall be turned off. All operable galley equipment shall be turned off. The interior configuration is defined in LOPA B7712788. The pilot’s inboard ear is defined as the captain’s (flight deck left seat) inboard ear. The procedures used for the measurement of sound levels shall be equivalent to those in ISO 5129.

P.A. No. 1980
AERO-B-BBA4-M11-0157		SS10-0587
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-1980-LA-04205
GE90-115BL Engines

6.10	The guarantee for ramp sound levels pertains to a parked Aircraft during in-service turn around with the APU (with optional APU exhaust muffler installed), all environmental control system packs, environmental control system recirculation fans, electronic equipment cooling fans and vent fans operating, and with the main propulsion engines and BFE equipment not operating. The guarantee for ramp sound levels on the 20-meter perimeter pertains to sound levels measured on a rectangular perimeter 20 meters on either side of the Aircraft centerline, 20 meters forward of the nose of the fuselage and 20 meters aft of the tail of the fuselage. The guarantees pertain to APU and environmental control system pack operation at an outside ambient temperature of 25°C(77°F). The procedures used for the measurement of ramp sound levels shall be equivalent to those in ICAO Annex 16.

7	GUARANTEE COMPLIANCE

7.1	Compliance with the guarantees of Sections 2, 3 and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

7.2	Compliance with the takeoff and landing guarantees, the takeoff portion of the mission guarantee, and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 777-300ER.

7.3	Compliance with the takeoff guarantee and the takeoff portion of the mission guarantee shall be shown using an alternate forward center of gravity limit of 20 percent of the mean aerodynamic chord.

7.4	Compliance with the climb, cruise and descent portions of the mission guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

7.5	The OEW used for compliance with the mission guarantee shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

7.6	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual — Aircraft Report.”

P.A. No. 1980
AERO-B-BBA4-M11-0157		SS10-0587
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-1980-LA-04205
GE90-115BL Engines

7.7	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.8	Compliance with the guarantee for interior sound levels in flight shall be demonstrated by Boeing Document D047W263-01. This compliance documentation is based on sound level surveys on production 777-300ER aircraft acoustically similar to the Buyer’s Aircraft. Compliance with the guarantee for ramp sound levels shall be demonstrated by Boeing Document D047W227. This compliance documentation is based on a sound level survey on production 777 aircraft acoustically similar to the Buyer’s Aircraft. The measured data may be adjusted for sound level increases resulting from Buyer Furnished Equipment, Boeing Purchased Equipment, and from changes to the Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement.

7.9	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

8	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 1980
AERO-B-BBA4-M11-0157		SS10-0587
BOEING PROPRIETARY